Exhibit 10.9

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MASTER SERVICES AGREEMENT

This Agreement is entered into as of February 15, 2011 (“Effective Date”) between VIEWRAY Incorporated, a Delaware corporation (“VIEWRAY”) and the service provider identified on the last page of this Agreement (“Vendor”) and sets forth the terms and conditions that will apply to the provision by Vendor to VIEWRAY of certain services.

1. VENDOR SERVICES

1.1 Services.

(a) During the term of this Agreement, VIEWRAY may from time to time seek services from Vendor. For each “Project” to be undertaken by Vendor pursuant to this Agreement, the parties will prepare a “Work Statement” in substantially the form attached as Attachment A that describes the (i) services that Vendor will provide (“Services”) deliverables that Vendor will be responsible for delivering to VIEWRAY (“Deliverable(s)”), (ii) delivery schedule for the Deliverables, (iii) pricing terms, (iv) acceptance test procedures for the Deliverables, (v) work plan for the Project, and (vi) VIEWRAY’s responsibilities in connection with the Project. Each Work Statement will be prepared based upon the requirements and information provided to Vendor by VIEWRAY. A separate Work Statement will be required for each Project; and each Work Statement will become subject to this Agreement when signed by VIEWRAY and Vendor.

(b) VIEWRAY hereby retains Vendor and Vendor hereby agrees to perform the work described in the attached Work Statements.

1.2 Changes. VIEWRAY may request amendments to a Work Statement to effect changes in the Services. If VIEWRAY wishes to make a change it shall notify Vendor of the requested change specifying the change with sufficient details to enable Vendor to evaluate it (a “Change Request”). Within [***] following the date of Vendor’s receipt of a VIEWRAY Change Request, Vendor shall deliver a document that: (i) assesses the impact of the change on the total cost of the Services and the schedule, and (ii) incorporates a description of the requested change and its cost (a “Change Control Document”). If VIEWRAY accepts the Change Control Document, then the provisions of this Agreement shall be deemed amended to incorporate such change in accordance with the Change Control Document. The price stated in the Change Control Document shall be deemed an increase in the charges specified in the then applicable Work Statement.

1.3 Delivery Schedule; Acceptance; Warranty.

(a) Vendor shall deliver each Deliverable due under a Work Statement to VIEWRAY’s facility in accordance with the schedule in the applicable Work Statement. After delivery, VIEWRAY shall inspect the Deliverables and test such Deliverables against the specifications set forth in the Work Statement. If VIEWRAY accepts the Deliverable, VIEWRAY shall acknowledge its acceptance (“Acceptance”) of the Deliverable by executing a Deliverable acceptance certificate within the time period specified in the applicable Work Statement. If VIEWRAY rejects the Deliverable, VIEWRAY shall provide Vendor with notice of rejection, including a reasonably specific description of the failure alleged. Vendor shall have the time period specified in the applicable Work Statement following its receipt of VIEWRAY’s notice of rejection in which to cure the failure to meet the specifications and redeliver such Deliverable to Vendor. VIEWRAY shall have the time period specified in the applicable Work Statement following its receipt of the redelivered Deliverable in which to accept or reject the Deliverable. If VIEWRAY accepts the deliverable it shall deliver a Deliverable acceptance certificate to Vendor within the time period specified in the applicable Work Statement. If VIEWRAY again rejects the Deliverable for failure to comply with the specifications, the Parties shall negotiate in good faith how to proceed. In case of grave deficiencies, both parties may terminate the work statement. As to the termination Article 6.3 shall apply.

(b) It is understood and agreed that the Deliverables [***] for VIEWRAY to make payment of the progress payments (if any) specified in the applicable Work Statement, but if any Deliverable delivery or redelivery [***] with the [***], VIEWRAY shall inform Vendor about the [***] such Deliverable delivery or redelivery. Notwithstanding the foregoing and to the extent provided for in Article 1.3 c), Acceptance will not relieve Vendor of its obligation to [***], in accordance with the provisions specified in the applicable Work Statement.

(c) Vendor shall be obliged to [***]. Vendor has been informed at latest before acceptance. Vendor’s obligation shall elapse [***].

(d) Neither within warranty period according to Article 1.3 c) nor anytime else shall Vendor be obliged to provide updates or upgrades for the deliverables unless stated otherwise in the work statement or in a current service contract. VIEWRAY acknowledges that a update or upgrade of Vendor’s products may impact or eliminate compatibility with VIEWRAY products and the deliverables. Neither within warranty period according to Article 1.3 c) nor anytime else shall Vendor [***]. “Update” means an easy to install service pack, fix pack or service release to update the Deliverable, which includes, bug fixes, workarounds and possibly some new functionalities, which Update is recommended to be installed at all existing users and which may be required to ensure further compatibility with Vendor’s products. “Upgrade” means a new release of the Deliverable which new release may include service packs, updates and/or new technology which may include some feature enhancements and/or additional capabilities (functionality) over versions previously supplied to VIEWRAY and which may be required to ensure further compatibility with Vendor’s products.

(e) Vendor shall designate an individual program manager who will be responsible for coordinating the Services, Change Requests and Deliveries as described in the Work Statements.

2. VIEWRAY RESPONSIBILITIES

2.1 VIEWRAY Representative. VIEWRAY shall designate an individual (“VIEWRAY Representative”) who will have the authority to represent VIEWRAY in all matters concerning the Services and will be responsible for coordinating VIEWRAY’s responsibilities in connection with the Services, including requesting and approving changes in Work Statement and responding to Decision Requests. All communications that concern this Agreement shall be addressed to the designated VIEWRAY Representative,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2 VIEWRAY Assistance. VIEWRAY shall be responsible for providing Vendor with certain assistance in connection with the Services, as specified in the applicable Work Statement, including access to VIEWRAY personnel and files as Vendor reasonably requests in connection with delivery of the Services. Vendor and VIEWRAY shall coordinate their efforts to ensure that Vendor’s requests for VIEWRAY assistance and Vendor’s use of VIEWRAY’s personnel and files is managed in a manner that will not interfere unreasonably with the operation of VIEWRAY’s business or VIEWRAY’s use of such personnel and files.

3. CHARGES

3.1 Price; Payment. VIEWRAY shall pay Vendor for the Services (and Deliverables) that are the subject of any Work Statement, the fee specified in such Work Statement. VIEWRAY shall make payment in accordance with the Work Statement and within [***] following Vendor’s invoice. Each Work Statement will specify the charges applicable for the Vendor Services and Deliverables. Any estimates made by Vendor for the cost of any Deliverables specified in the Work Statements shall be [***]. Whenever estimated prices are quoted, Vendor shall [***] at the [***] between the parties with respect to such Deliverables unless the applicable Work Statement shall expressly state this fact. Vendor will invoice VIEWRAY upon the completion of Services or specified milestones (as detailed in the applicable Work Statement).

3.2 Expenses. In addition to the charges set forth in Work Statement, VIEWRAY shall reimburse Vendor for all reasonable out-of-pocket expenses incurred by Vendor in performing the Services; provided such expenses are in accordance with VIEWRAY policies or authorized by VIEWRAY in advance. Vendor shall invoice VIEWRAY for all such expenses on a [***] basis.

4. CONFIDENTIALITY

4.1 Confidential Information. “Confidential Information” means all data, specifications, information and data provided by either party to the other party pursuant to this Agreement or any Work Statement and which are designated as confidential by such party except any portion thereof which: (i) is known to the receiving party before receipt thereof pursuant to this Agreement or a Work Statement; (ii) is disclosed to the receiving party by a third person who is under no obligation of confidentiality to the disclosing party with respect to such information and who otherwise has a right to make such disclosure; (iii) is or becomes part of the public domain other than no a breach of this Agreement by the receiving party; (iv) is independently developed by the receiving party without the benefit of the disclosing party’s information; or (v) is disclosed and/or used by receiving party with the prior written consent of the disclosing party.

4.2 Permitted Use. Confidential Information will be used by receiving party solely for the purposes permitted by this Agreement. Confidential Information will be maintained by the receiving party in confidence, provided, however, that the receiving party may disclose such information to its officers, and those of its employees and others under its control for the purposes of this Agreement, all of whom will be advised of this Agreement and such party’s obligations there under.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3 Non-Disclosure. Each party, as a receiving party, shall take all reasonable precautions to safeguard the confidential nature of the other party’s Confidential Information, provided, however, that such party’s normal procedures for protecting its own Confidential Information shall be deemed reasonable precautions, and provided that if such precautions are taken, such party will not be liable for any disclosure which is inadvertent or unauthorized or is required by any judicial order or decree or by any governmental law or regulation. Notwithstanding the foregoing, each party as receiving party, has the right to disclose the other party’s Confidential Information which it received under this Agreement to its licensees insofar as it has the right to sublicense same as set forth in this Agreement, provided, such party requires such licensee to undertake in writing secrecy obligations which are at least as stringent as the ones set forth in this Section 4.

4.4 Survival. The obligations of each party under this Section 4 shall survive for a period of [***] following the later of: (i) the date this Agreement expires or is terminated or (ii) the date the Development and Supply Agreement dated May 29, 2008 between VIEWRAY and SIEMENS Aktiengesellschaft Healthcare Sector (the “2008 Agreement”) expires or is terminated (such “later” date the “Expiration Date”).

5. PROPRIETARY RIGHTS

5.1 Definitions.

(a) “Business Day” means any day other than a Saturday or Sunday that is not a national or federal holiday in the United States or Germany.

(b) “Field” means the [***]

(c) Intellectual Property Right(s)” means discoveries, inventions, know-how, trade secrets, techniques, methodologies, modifications, improvements, works of authorship (including but not limited to software, technical and procedural manuals), designs and data (whether or not protectable under patent, copyright, trade secrecy or similar laws).

(d) “Project Intellectual Property” means, individually and collectively, all Intellectual Property Rights that are conceived, created, discovered, developed, generated, made or reduced to practice or fixed in a tangible medium of expression as part of or based upon or related to activities undertaken as part of a Project whether: (i) solely by one or more employees or consultants of Vendor; (ii) solely by one or more employees or consultants of VIEWRAY; or (iii) jointly by one or more employees or consultants of Vendor and one or more employees or consultants of VIEWRAY.

(e) [***]. The board meets on a [***] basis.

(f) “Vendor Background Intellectual Property” means, individually and collectively, (i) all Intellectual Property Rights that are conceived, discovered, developed, generated, created, made or reduced to practice or tangible medium of expression solely by employees, consultants, or subcontractors of Vendor at any time prior to the Effective Date, or after the Effective Date if such Intellectual Property Rights are not based upon or related to the performance of the Services

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

specified in any Work Statement; and (ii) any tangible materials developed by or for Vendor at any time prior to the Effective Date, or after the Effective Date if such Intellectual Property Rights are not based upon or related to the performance of the Services specified in any Work Statement.

(g) “VIEWRAY Background Intellectual Property” means, individually and collectively, all Intellectual Property Rights that are conceived, discovered, developed, generated, created, made or reduced to practice or tangible medium of expression solely by employees or consultants of VIEWRAY at any time prior to the Effective Date, or after the Effective Date if such Intellectual Property Rights are not based upon or related to the performance of the services specified in any Work Statement.

5.2 Title. (a) Title to and any interest in Project Intellectual Property described in clause (i) of the Project Intellectual Property definition (including corresponding patent rights) shall be the property of Vendor. Title to and any interest in Project Intellectual Property described in clause (ii) of the Project Intellectual Property definition (including corresponding patent rights) shall be the property of VIEWRAY. Title to and any interest in Project Intellectual Property described in clause (iii) of the Project Intellectual Properly definition (including corresponding patent rights) shall be [***].

(b) This Agreement does not convey to VIEWRAY any rights in any Vendor Background Intellectual Property or Project Intellectual Property owned solely by Vendor by implication, estoppel or otherwise except for the rights expressly granted in Section 5.3. Title to the Vendor Background Intellectual Property and the Project Intellectual property owned solely by Vendor shall at all times remain vested in Vendor.

(c) This Agreement does not convey to Vendor any rights in any VIEWRAY Background Intellectual Property or Project Intellectual Property owned solely by VIEWRAY by implication, estoppel or otherwise except for the rights expressly granted in Section 5.3. Title to the VIEWRAY Background Intellectual Property and the Project Intellectual property owned solely by VIEWRAY shall at all times remain vested in VIEWRAY.

(d) Each party may use Project Intellectual Property that is [***]. Each party, therefore, for example and without limitation, has the [***]. For [***] that is [***] and that is eligible for statutory protection [***] for filing for such protection. In case [***], then the [***] shall execute and forward to the [***] all documents requested by the [***] and reasonably believed to be necessary and/or desirable for such procedure. Statutory rights filed for [***] at its own expense shall, from the date of filing, become the [***], and, therefore, for example and without limitation, can be used, maintained and permitted to lapse by [***] as it sees fit. The [***] rights to use such statutory rights shall be as provided in the first sentence of this Section 5.2(d).

(e) Each party ensures that it will be in a position to immediately acquire from its employees their rights in any inventions that constitute [***]. Neither party is obligated to take action against third parties infringing upon statutory rights filed or issued for [***] or to defend such rights against third parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3 Licenses. (a) VIEWRAY hereby grants Vendor under the VIEWRAY Background Intellectual Property and under the Project Intellectual Property that is solely owned by VIEWRAY, the non-exclusive, non-transferable, royalty free right and license, including the right to sublicense to Vendor Affiliates, to use same until the Expiration Date solely for the purpose of carrying out the Services assigned to such party. This right includes the right to have such VIEWRAY Background Intellectual Property and Project Intellectual Property that is solely owned by VIEWRAY used by a subcontractor of Vendor.

(b) Vendor hereby grants VIEWRAY under the Vendor Background Intellectual Property and under the Project Intellectual Property that is solely owned by Vendor, the non-exclusive, non-transferable, royalty free right and license, to use same until the Expiration Date solely for the purpose of carrying out the Services assigned to such party. This right includes the right to have such Vendor Background Intellectual Property and Project Intellectual Property that is solely owned by Vendor used by a subcontractor of VIEWRAY, provided any such subcontractor is subject to a written agreement that includes terms that are at least as restrictive as the terms of Sections 4, 5.3(b) and 5.3(d).

(c) VIEWRAY hereby grants Vendor under the VIEWRAY Background Intellectual Property and under the Project Intellectual Property that is solely owned by VIEWRAY, the non-exclusive, non-transferable, royalty free right and license, including the right to sublicense to Vendor Affiliates, to use same within the Field for the manufacture, use and sale of the VIEWRAY MRgRT system and its parts and modifications and enhancement thereof and to grant sublicenses as part of a grant of a license under its own technology.

(d) Vendor hereby grants VIEWRAY under the Vendor Background Intellectual Property and under the Project Intellectual Property that is solely owned by Vendor, the non-exclusive, non-transferable, royalty free right and license, to use same within the Field for the manufacture, use and sale of the VIEWRAY MRgRT system and its parts and modifications and enhancement thereof and to grant sublicenses as part of a grant of a license under its own technology.

(e) VIEWRAY hereby grants Vendor under the VIEWRAY Background Intellectual Property and under the Project Intellectual Property that is solely owned by VIEWRAY (but excluding any rights under patents, patent applications, copyrights or other forms of statutory protection rights) the right to use the same [***].

(f) Vendor hereby grants VIEWRAY under the Vendor Background Intellectual Property and under the Project Intellectual Property that is solely owned by Vendor (but excluding any rights under patents, patent applications, copyrights or other forms of statutory protection rights) the right to use the same [***].

6. TERM; TERMINATION

6.1 Term. The term of this Agreement shall be for the period commencing on the Effective Date and ending [***] of the Effective Date, unless it is sooner terminated by either party in accordance with this Section 6.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.2 Termination. This Agreement or a Work Statement may be terminated by either party with [***] notice to the other party in the event that such other party shall have breached any of its material obligations under this Agreement or the applicable Work Statement unless the party alleged to be in breach cures such breach within said [***]. The parties may terminate a Work Statement or this Agreement at any time by mutual agreement. VIEWRAY may also terminate a Work Statement at any time without cause upon [***] notice to Vendor. Termination of any Work Statement(s) shall not result in termination of this Agreement or any other Work Statement(s), which shall remain in force until terminated as provided above. If either party desires to terminate this Agreement and all Work Statements, it shall so state in its notice of termination. If termination of multiple Work Statements is elected, the opportunity to cure shall be available for each Work Statement and termination shall only apply to those Work Statements with respect to which the default is not cured.

6.3 Consequences of Termination. In the event of the termination of this Agreement or a Work Statement for any reason, (i) Vendor will terminate all applicable tasks in an orderly manner, as soon as practical and in accordance with a schedule agreed to by VIEWRAY and Vendor; (ii) Vendor shall deliver to VIEWRAY all materials developed through termination; (iii) VIEWRAY shall pay Vendor any monies due and owing Vendor up to the time of termination, for Services actually performed in respect of Deliverables actually delivered and all authorized expenses actually incurred (as specified in applicable Work Statement(s)) and shall also pay Vendor for all work-in process and any work through the agreed termination schedule an allocable portion of the fee due Vendor upon delivery of the then pending Deliverable with the allocable amount calculated on a straight-line basis based upon the scheduled delivery date of such Deliverable at the time of termination and shall also pay Vendor for any non-cancellable commitments incurred prior to the date of termination as agreed and documented in the Work Statement, provided, that Vendor shall use reasonable efforts to mitigate costs incurred from non-cancelable commitments and VIEWRAY shall have no obligation for such mitigated costs, and provided further that such fee shall not exceed the price specified in the applicable Work Statement; (iv) each party shall return to the other party or certify in writing to the other party that it has destroyed all documents and other tangible items it or its employees or agents have received or created pertaining, referring or relating to the Confidential Information of the other party.

6.4 Survival. Sections 4, 5.1, 5.3, 7, 8.4-8.6, and any other provisions of this Agreement, that by their nature extend beyond the termination of this Agreement shall remain in effect until fulfilled.

7. REPRESENTATIONS AND WARRANTIES

7.1 Authorization. Each party hereby represents and warrants to the other that: (i) it has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and (ii) this Agreement has been duly authorized, executed and delivered by such party, constitutes the legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2 Personnel; Services. Vendor hereby represents and warrants to VIEWRAY that each of the persons it assigns to perform Services under any Work Statement shall have the proper skill, training and background so as to be able to perform in a competent and professional manner and that all work will be so performed. It is understood and agreed that Vendor does not represent or warrant that it will be able to perform Services or deliver Deliverables that are subject to Acceptance and that Vendor shall have no liability under this Agreement if it is unable to do so provided it complies with the provisions of Section 1.3.

7.3 Regulatory Compliance. It is understood and agreed that VIEWRAY will be solely responsible for complying with all applicable laws, rules and regulations relating to the use of the Deliverables for commercial or clinical purposes and securing any required clearances or approvals necessary for the clinical use of the Deliverables as part of a product for clinical use with humans. VIEWRAY hereby represents and warrants to Vendor that VIEWRAY shall comply with all applicable laws, rules and regulations relating to the use of the Deliverables for commercial or clinical purposes and will secure any required clearances or approvals necessary for the clinical use of the Deliverables as part of a product for clinical use with humans.

7.4 Warranty Disclaimer. SECTIONS 1.3, 7.1-7.3 SET FORTH THE ONLY WARRANTIES PROVIDED BY EITHER PARTY CONCERNING THIS AGREEMENT, THE SERVICES AND RELATED WORK PRODUCT. THESE WARRANTIES ARE MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES OF TITLE AND AGAINST PATENT INFRINGEMENT.

7.5 Exclusion of Certain Damages. EXCEPT WHERE SUCH LIABILITY IS MANDATORY BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR SAVINGS OR FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR SIMILAR DAMAGES, OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. THESE LIMITATIONS SHALL APPLY REGARDLESS OF WHETHER LIABILITY ARISES FROM A CLAIM BASED UPON CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR ANY OTHER THEORY OF LIABILITY.

7.6 Limitation of Liability. Any liability of a party with respect to death or injury to any person is subject to and governed by the provisions of the applicable law. Neither party, however, is obliged to compensate for death or personal injury or loss of or damage to property of the other party in the event and to the extent such death, injury, loss or damage is covered by insurance(s) of the affected party and such affected party shall not be entitled to recover same from the first party. Nothing in this Agreement shall obligate either party to apply for, take out, maintain or acquire any statutory protection, in any country.

7.7 Limitation of Rights. All rights granted in VIEWRAY Background Intellectual Property, Vendor Background Intellectual Property or Project Intellectual Property that is solely owned by VIEWRAY or Vendor, as applicable, are granted insofar only as the party granting such rights has the right to grant without payment to third parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.8 Risk Allocation. Subject to Section 7.8(b), VIEWRAY will defend, indemnify, and hold harmless Vendor and its officers, directors, employees, agents, and their successors and assigns (each, in such capacity, an “Indemnified Party”) from and against any claim, suit, demand, loss, damage, expense (including reasonable attorneys’ fees) or liability (collectively, “Losses”) arising from any third party claim or proceeding against the Indemnified Party(ies) to the extent that such claim or proceeding is based on product liability or personal injury or property damage arising from or relating to the VIEWRAY products or services or VIEWRAY’s use of the Deliverables (or any portion thereof). The foregoing indemnification action shall not apply in the event and to the extent that such Losses arose as a result of any Indemnified Party’s negligence or intentional misconduct

(a) To receive the benefit of indemnification under Section 7.8(a), Vendor must: (i) promptly notify VIEWRAY of any claim or proceeding; (ii) provide reasonable cooperation to VIEWRAY, as reasonably requested, and (iii) tender to VIEWRAY full authority to defend or settle the claim or suit; provided that no settlement requiring any admission by the Indemnified Party or that imposes any obligation on the Indemnified Party shall be made without the Indemnified Party’s consent. VIEWRAY has no obligation to provide indemnification in connection with any settlement made without VIEWRAY’s written consent. The Indemnified Party has the right to participate at its own expense in the claim or suit and in selecting counsel therefor.

8. DISPUTES

8.1 Escalation. Any differences or disputes arising from this Agreement or from agreements regarding its performance shall be settled by an amicable effort on the part of both parties. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the parties so notifies the other party in writing. If the parties are unable to resolve such difference or dispute then they shall, before submission to arbitration in accordance with Section 8.2, first escalate the dispute to the [***] and the Chairman of the Board of VIEWRAY, or their designees for resolution. They will use reasonable efforts to attempt to resolve the dispute through good faith negotiations by telephone or in person as may be agreed and if they fail to resolve the dispute within [***] after either party notifies the other of the dispute, and do not mutually agree to extend the time for negotiation, then the dispute will be submitted to arbitration in accordance with the procedure set forth in Section 8.2.

8.2 Arbitration. If efforts under Section 8.1 fail to resolve a dispute then either party may initiate arbitration to resolve the matter and such dispute shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in Paris (“Rules”) by three arbitrators appointed in accordance with the Rules. The place of arbitration shall be [***]. The procedural law of this place shall apply where the Rules are silent. The arbitral award shall be substantiated in writing. The arbitral tribunal shall decide on the matter of costs of the arbitration.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. GENERAL

9.1 Independent Contractors. For the purpose of this Agreement, the parties shall be, and shall be deemed to be, independent contractors and not agents or employees of the other parties. Neither party shall have the authority to make any statements, representations or commitments or to take any actions which shall be binding on the other party, except as may be explicitly authorized in writing. Vendor (or its subcontractors) shall be solely responsible for compensating all its personnel and for payment of all related FICA, workers’ compensation, unemployment and withholding taxes. VIEWRAY shall not provide Vendor (or Vendor’s subcontractor’s) personnel with any benefits, including but not limited to compensation for insurance premiums, paid sick leave or retirement benefits.

9.2 Publicity. Neither party shall use the name of the party or of any director, officer, employee or agent of such other party or any adaptation thereof in any advertising, promotional or sales literature or publicity without the prior written approval of the other party or individual whose name is to be used. No public announcement or disclosure may be made by either party with respect to the subject matter of this Agreement without the prior written consent of the other party; provided, that the provisions of this Section 9.3 will not prohibit (a) any disclosure required by any applicable legal requirement (in which case the disclosing party will provide the other party with the opportunity to review in advance the disclosure and to contest the same, including reasonable opportunity to seek a protective order or to seek confidential treatment of such disclosure), (b) any disclosure made in connection with the enforcement of any right or remedy relating to this Agreement, (c) any disclosure made by a party to its employees, investors, potential investors, lenders and potential lenders provided the person receiving the disclosure has undertaken a confidentiality obligation to VIEWRAY or the Vendor, as the case may be, substantially similar to the confidentiality obligations the parties have undertaken to each other under this Agreement, or (d) any disclosure made pursuant to a press release in a form mutually agreed to by the parties (or any other subsequent disclosure containing substantially similar information).

9.3 Force Majeure. Each party shall be released from its obligations under this Agreement to the extent that the party is prevented from performing its obligations due to circumstances beyond its control. In the event that either party is prevented from performing due to causes beyond its control, such party shall notify the other party, explaining the cause for same, and the dates or times for performance shall be extended for the period of the delay and a reasonable additional time.

9.4 Assignment. This Agreement will be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Vendor may not assign this Agreement or any of its rights or delegate any of its obligations hereunder to a any party without the express prior written consent of VIEWRAY.

9.5 Notices. Any notice or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid or delivered to a internationally recognized courier service (such mailed or courier notice to be effective on the date which is [***] after the date of mailing), or sent by telefax (such notice sent by telefax to be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

effective [***] after sending, if immediately confirmed by certified or registered mail as aforesaid), in each case properly addressed to the address indicated below, or at such other addresses as may be furnished in writing by either party in accordance with this Section 9.5.

9.6 Applicable Law. This Agreement shall be governed by, subject to, and construed in accordance with the substantive laws of [***] without regard for any choice or conflict of laws rule or provision that would result in the application of the substantive law of any other jurisdiction.

9.7 Waivers. The waiver by either party of a breach or default under any provision under this Agreement or the failure of such party to exercise its rights under this Agreement in any instance shall not operate or be construed as a continuing waiver or a waiver of any subsequent breach or default. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar).

9.8 Integration. This Agreement states the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements, understandings, negotiations, representations, and proposals, whether written or oral, relating to its subject matter. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by a duly authorized representative of the party adversely effected by such writing.

9.9 Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid or unenforceable provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

9.10 Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any person or entity other than the parties hereto or, as applicable, their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.11 Headings. The Section headings are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement

9.12 Defined Terms. Capitalized terms used in this Agreement and not defined in this Agreement are used with the meanings ascribed in the 2008 Agreement. The following terms shall have the meanings set forth in the section appearing opposite such term:

“2008 Agreement”	Section 4.4
“Acceptance”	Section 1.4
“Agreement”	Recitals
“Business Day”	Section 1.2
“Change Control Document”	Section 1.2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Change Request”	Section 1.2
“Confidential Information”	Section 4.1
“Deliverables”	Section 1.1
“Effective Date”	Recitals
“Expiration Date”	Section 4.4
“Field”	Section 5.1
“Intellectual Property Right(s)”	Section 5.1
“Project”	Section 1.1
“Project Intellectual Property”	Section 5.1
“Rules”	Section 8.2
“Services”	Section 1.1
“[***]”	Section 8.1
“Vendor”	Recitals
“Vendor Background Intellectual Property”	Section 5.1
“VIEWRAY”	Recitals
“VIEWRAY Background Intellectual Property”	Section 5.1
“VIEWRAY Representative”	Section 2.1
“Work Statement”	Section 1.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed on their behalf by their duly authorized representatives intending it to take effect as of the Effective Date.

SIEMENS AG HEALTHCARE SECTOR with its registered seat in Berlin and Munich, Federal Republic of Germany	VIEWRAY INCORPORATED 2 Thermo Fisher Way Oakwood Village, OH 44146 USA

VIEWRAY Incorporated	SIEMENS Aktiengesellschaft, Healthcare Sector

Place, Date:	Place, Date:
Oakwood Village, OH, USA, 15 Feb. 2011	[ ]

/s/ Gregory M. Ayers	/s/ [ ]	/s/ [ ]

Name:	Name:	Name:
Gregory M. Ayers, M.D., Ph.D.	[ ]	[ ]
(Print)	(Print)	(Print)

Title:	Title:	Title:
President & C.E.O.	CFO Magnetic Resonance	CEO MR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement No. 01

Date: 2/15/2011

This Work Statement No. 01 is entered into pursuant to Section 1.1 of the Master Services Agreement dated February 15, 2011 between the parties identified below (the “Agreement”). Capitalized terms used in this Work Statement No. 01 and not defined in this Work Statement No. 01 are used with the meanings ascribed to them in the Agreement.

[***]

IN WITNESS WHEREOF the parties have caused this Work Statement No. 01 to be executed on their behalf by their duly authorized representatives intending it to take effect as of the Date set forth above.

VIEWRAY Incorporated	SIEMENS Aktiengesellschaft, Healthcare Sector

Place, Date:	Place, Date:
Oakwood Village, OH, USA, 15 Feb. 2011	[ ]

/s/ Gregory M. Ayers	/s/ [ ]	/s/ [ ]

Name:	Name:	Name:
Gregory M. Ayers, M.D., Ph.D.	[ ]	[ ]
(Print)	(Print)	(Print)

Title:	Title:	Title:
President & C.E.O.	CFO Magnetic Resonance	CEO MR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement No. 02

Date: 2/15/2011

This Work Statement No. 02 is entered into pursuant to Section 1.1 of the Master Services Agreement dated February 15, 2011 between the parties identified below (the “Agreement”). Capitalized terms used in this Work Statement No. 02 and not defined in this Work Statement No. 02 are used with the meanings ascribed to them in the Agreement.

•	[***]

Acceptance Test:

The Deliverables will not be subject to formal acceptance test procedures.

Schedule:

The software patch shall be delivered no later than 3 months after contract signature.

Pricing:

This engagement is a fixed price engagement, for total $38,425. This figure comprises the following elements:

a) $6,625,	(SW adaptation for the VIEWRAY configuration)
b) $27,825	(SAFE Model generation)
c) $3,975	(SW patch to disable specific body coil test)

VIEWRAY Representative: Greg Ayers, Chief Executive Officer

SIEMENS Program Manager: Jan Ruff, Program Manger Siemens Healthcare Sector, MR MK D]

IN WITNESS WHEREOF the parties have caused this Work Statement No. 02 to be executed on their behalf by their duly authorized representatives intending it to take effect as of the Date set forth above.

VIEWRAY Incorporated	SIEMENS Aktiengesellschaft, Healthcare Sector

Place, Date:	Place, Date:
Oakwood Village, OH, USA, 15 Feb. 2011	[ ]

/s/ Gregory M. Ayers	/s/ [ ]	/s/ [ ]

Name:	Name:	Name:
Gregory M. Ayers, M.D., Ph.D.	[ ]	[ ]
(Print)	(Print)	(Print)

Title:	Title:	Title:
President & C.E.O.	CFO Magnetic Resonance	CEO MR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement No. 03

Date: 2/15/2011

This Work Statement No. 03 is entered into pursuant to Section 1.1 of the Master Services Agreement dated February 15, 2011 between the parties identified below (the “Agreement”). Capitalized terns used in this Work Statement No. 03 and not defined in this Work Statement No. 03 are used with the meanings ascribed to them in the Agreement.

[***]

IN WITNESS WHEREOF the parties have caused this Work Statement No. 03 to be executed on their behalf by their duly authorized representatives intending it to take effect as of the Date set forth above.

VIEWRAY Incorporated	SIEMENS Aktiengesellschaft, Healthcare Sector

Place, Date:	Place, Date:
Oakwood Village, OH, USA, 15 Feb. 2011	[ ]

/s/ Gregory M. Ayers	/s/ [ ]	/s/ [ ]

Name:	Name:	Name:
Gregory M. Ayers, M.D., Ph.D.	[ ]	[ ]
(Print)	(Print)	(Print)

Title:	Title:	Title:
President & C.E.O.	CFO MR	CEO MR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.